EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of January 3, 2021. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction
U.S. Subsidiaries:
Acclarent, Inc.	Delaware
Actelion Pharmaceuticals US, Inc.	Delaware
Akros Medical, Inc.	Delaware
Albany Street LLC	New Jersey
ALZA Corporation	Delaware
Alza Land Management, Inc.	Delaware
AMO Development, LLC	Delaware
AMO Manufacturing USA, LLC	Delaware
AMO Nominee Holdings, LLC	Delaware
AMO Sales and Service, Inc.	Delaware
AMO Spain Holdings, LLC	Delaware
AMO U.K. Holdings, LLC	Delaware
AMO US Holdings, Inc.	Delaware
AMO USA Sales Holdings, Inc.	Delaware
AMO USA, LLC	Delaware
Animas Diabetes Care, LLC	Delaware
Animas LLC	Delaware
Animas Technologies LLC	Delaware
AorTx, Inc.	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
Asia Pacific Holdings, LLC	New Jersey
Atrionix, Inc.	California
AUB Holdings LLC	Delaware
Auris Health, Inc.	Delaware
BeneVir BioPharm, Inc.	Delaware
BioMedical Enterprises, Inc.	Texas
Biosense Webster, Inc.	California
Calibra Medical LLC	Delaware
Centocor Biologics, LLC	Pennsylvania
Centocor Research & Development, Inc.	Pennsylvania
Codman & Shurtleff, Inc.	New Jersey
Coherex Medical, Inc.	Delaware
Company Store.com, Inc.	New Jersey
Cordis International Corporation	Delaware
CoTherix Inc.	Delaware
CSATS, Inc.	Washington
DePuy Mitek, LLC	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, LLC	Ohio
DePuy Synthes Institute, LLC	Delaware
DePuy Synthes Products, Inc.	Delaware
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Dutch Holding LLC	Delaware
ECL7, LLC	Delaware
Ethicon Endo-Surgery, Inc.	Ohio

Name of Subsidiary	Jurisdiction
Ethicon Endo-Surgery, LLC	Delaware
Ethicon LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey
Hansen Medical International, Inc.	Delaware
Hansen Medical, Inc.	Delaware
I.D. Acquisition Corp.	New Jersey
Innovative Surgical Solutions, LLC	Michigan
Janssen BioPharma, Inc.	Delaware
Janssen Biotech, Inc.	Pennsylvania
Janssen Diagnostics, LLC	Delaware
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
Jevco Holding, Inc.	New Jersey
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
Johnson & Johnson	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Consumer Inc.	New Jersey
Johnson & Johnson Enterprise Innovation Inc.	Delaware
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Gateway, LLC	New Jersey
Johnson & Johnson Health and Wellness Solutions, Inc.	Michigan
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson Innovation - JJDC, Inc.	New Jersey
Johnson & Johnson Innovation LLC	Delaware
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson Medical Devices & Diagnostics Group - Latin America, L.L.C.	Florida
Johnson & Johnson S.E., Inc.	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Surgical Vision, Inc.	Delaware
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
JOM Pharmaceutical Services, Inc.	Delaware
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
McNeil LA LLC	Delaware
McNEIL MMP, LLC	New Jersey
McNeil Nutritionals, LLC	Delaware
Medical Device Business Services, Inc.	Indiana
Medical Devices & Diagnostics Global Services, LLC	Delaware
Medical Devices International LLC	Delaware
MegaDyne Medical Products, Inc.	Utah
Mentor Partnership Holding Company I, LLC	Delaware
Mentor Texas GP LLC	Delaware
Mentor Texas L.P.	Delaware

Name of Subsidiary	Jurisdiction
Mentor Worldwide LLC	Delaware
Micrus Endovascular LLC	Delaware
Middlesex Assurance Company Limited	Vermont
Momenta Pharmaceuticals, Inc.	Delaware
NeoStrata Company, Inc.	Delaware
Netherlands Holding Company	Delaware
Neuravi Inc.	Delaware
NeuWave Medical, Inc.	Delaware
Novira Therapeutics, LLC	Delaware
NuVera Medical, Inc.	Delaware
OMJ Pharmaceuticals, Inc.	Delaware
Omrix Biopharmaceuticals, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding LLC	Delaware
Ortho-McNeil Pharmaceutical, LLC	Delaware
Patriot Pharmaceuticals, LLC	Pennsylvania
Peninsula Pharmaceuticals, LLC	Delaware
Percivia LLC	Delaware
Princeton Laboratories, Inc.	Delaware
Pulsar Vascular, Inc.	Delaware
Regency Urban Renewal Associates	New Jersey
Rutan Realty LLC	New Jersey
Scios LLC	Delaware
Sightbox, LLC	Delaware
SterilMed, Inc.	Minnesota
Sterilmed, Inc.	Vermont
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
TARIS Biomedical LLC	Delaware
TearScience, Inc.	Delaware
The Anspach Effort, LLC	Florida
The Vision Care Institute, LLC	Florida
Tibotec, LLC	Delaware
Torax Medical, Inc.	Delaware
TriStrata, Incorporated	Delaware
Verb Surgical Inc.	Delaware
Vogue International LLC	Delaware
Vogue International Trading, Inc.	Florida
WH4110 Development Company, L.L.C.	Georgia
Zarbee's, Inc.	Delaware

Name of Subsidiary	Jurisdiction
International Subsidiaries:
3Dintegrated ApS	Denmark
Actelion Ltd	Switzerland
Actelion Manufacturing GmbH	Germany
Actelion Pharmaceuticals Australia Pty. Limited	Australia
Actelion Pharmaceuticals Korea Ltd.	Korea, Republic of
Actelion Pharmaceuticals Ltd	Switzerland
Actelion Pharmaceuticals Mexico S.A. De C.V.	Mexico
Actelion Pharmaceuticals Trading (Shanghai) Co., Ltd.	China
Actelion Pharmaceuticals UK Limited	United Kingdom
Actelion Registration Limited	United Kingdom
Actelion Treasury Unlimited Company	Ireland
AMO (Hangzhou) Co., Ltd.	China
AMO (Shanghai) Medical Devices Trading Co., Ltd.	China
AMO ASIA LIMITED	Hong Kong
AMO Australia Pty Limited	Australia
AMO Canada Company	Canada
AMO Denmark ApS	Denmark
AMO France	France
AMO Germany GmbH	Germany
AMO Groningen B.V.	Netherlands
AMO International Holdings	Ireland
AMO Ireland	Cayman Islands
AMO Ireland Finance Unlimited Company	Ireland
AMO Italy SRL	Italy
AMO Japan K.K.	Japan
AMO Manufacturing Spain S.L.	Spain
AMO Netherlands BV	Netherlands
AMO Norway AS	Norway
AMO Puerto Rico Manufacturing, Inc.	Cayman Islands
AMO Singapore Pte. Ltd.	Singapore
AMO Switzerland GmbH	Switzerland
AMO United Kingdom, Ltd.	United Kingdom
AMO Uppsala AB	Sweden
Apsis	France
Backsvalan 2 Aktiebolag	Sweden
Backsvalan 6 Handelsbolag	Sweden
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
C Consumer Products Denmark ApS	Denmark
Campus-Foyer Apotheke GmbH	Switzerland
Carlo Erba OTC S.r.l.	Italy
ChromaGenics B.V.	Netherlands
Ci:Labo Customer Marketing Co., Ltd.	Japan
Ci:z. Labo Co., Ltd.	Japan
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Holding Treasury Unlimited Company	Ireland
Cilag-Biotech, S.L.	Spain
CNA Development GmbH	Switzerland
ColBar LifeScience Ltd.	Israel
Cordis de Mexico, S.A. de C.V.	Mexico

Name of Subsidiary	Jurisdiction
Corimmun GmbH	Germany
Darlain Trading S.A.	Uruguay
Debs-Vogue Corporation (Proprietary) Limited	South Africa
DePuy France	France
DePuy Hellas SA	Greece
DePuy International Limited	United Kingdom
DePuy Ireland Unlimited Company	Ireland
DePuy Mexico, S.A. de C.V.	Mexico
DePuy Synthes Gorgan Limited	Ireland
DePuy Synthes Leto SARL	Luxembourg
Dr. Ci:Labo Co., Ltd.	Japan
DR. CI:LABO COMPANY LIMITED	Hong Kong
EES Holdings de Mexico, S. de R.L. de C.V.	Mexico
EES, S.A. de C.V.	Mexico
EIT Emerging Implant Technologies GmbH	Germany
Ethicon Biosurgery Ireland	Ireland
Ethicon Endo-Surgery (Europe) GmbH	Germany
Ethicon Holding Sarl	Switzerland
Ethicon Ireland Unlimited Company	Ireland
Ethicon PR Holdings Unlimited Company	Ireland
Ethicon Sarl	Switzerland
Ethicon Women's Health & Urology Sarl	Switzerland
Ethnor (Proprietary) Limited	South Africa
Ethnor del Istmo S.A.	Panama
Ethnor Farmaceutica, S.A.	Venezuela, Bolivarian Republic of
Ethnor Guatemala, Sociedad Anomina	Guatemala
Finsbury (Development) Limited	United Kingdom
Finsbury (Instruments) Limited	United Kingdom
Finsbury Medical Limited	United Kingdom
Finsbury Orthopaedics International Limited	United Kingdom
Finsbury Orthopaedics Limited	United Kingdom
FMS Future Medical System SA	Switzerland
GH Biotech Holdings Limited	Ireland
Global Investment Participation B.V.	Netherlands
GMED Healthcare BV	Belgium
Guangzhou Bioseal Biotech Co., Ltd.	China
Hansen Medical Deutschland GmbH	Germany
Hansen Medical UK Limited	United Kingdom
Healthcare Services (Shanghai) Ltd.	China
Innomedic Gesellschaft für innovative Medizintechnik und Informatik mbH	Germany
Innovalens B.V.	Netherlands
J & J Company West Africa Limited	Nigeria
J&J Pension Trustees Limited	United Kingdom
J.C. General Services BV	Belgium
Janssen Alzheimer Immunotherapy (Holding) Limited	Ireland
Janssen Biologics (Ireland) Limited	Ireland
Janssen Biologics B.V.	Netherlands
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen Cilag S.p.A.	Italy
Janssen Cilag SPA	Algeria
Janssen Cilag, C.A.	Venezuela, Bolivarian Republic of
Janssen de Mexico, S. de R.L. de C.V.	Mexico
Janssen Development Finance Unlimited Company	Ireland
Janssen Egypt LLC	Egypt

Name of Subsidiary	Jurisdiction
Janssen Farmaceutica Portugal Lda	Portugal
Janssen Group Holdings Limited	Ireland
Janssen Holding GmbH	Switzerland
Janssen Inc.	Canada
Janssen Irish Finance Company UC	Ireland
Janssen Korea Ltd.	Korea, Republic of
Janssen Pharmaceutica (Proprietary) Limited	South Africa
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica S.A.	Peru
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Sciences Unlimited Company	Ireland
Janssen R&D Ireland	Ireland
Janssen Sciences Ireland Unlimited Company	Ireland
Janssen Vaccines & Prevention B.V.	Netherlands
Janssen Vaccines Corp.	Korea, Republic of
Janssen-Cilag	France
Janssen-Cilag (New Zealand) Limited	New Zealand
Janssen-Cilag A/S	Denmark
Janssen-Cilag AG	Switzerland
Janssen-Cilag Aktiebolag	Sweden
Janssen-Cilag AS	Norway
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag de Mexico S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica Lda.	Portugal
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag International NV	Belgium
Janssen-Cilag Kft.	Hungary
Janssen-Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Polska, Sp. z o.o.	Poland
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.A.	Colombia
Janssen-Cilag s.r.o.	Czech Republic
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Pharma, S.L.	Spain
J-C Health Care Ltd.	Israel
JJ Surgical Vision Spain, S.L.	Spain
JJC Acquisition Company B.V.	Netherlands
JJSV Belgium BV	Belgium
JJSV Manufacturing Malaysia SDN. BHD.	Malaysia
JJSV Norden AB	Sweden
JJSV Produtos Oticos Ltda.	Brazil
JNJ Global Business Services s.r.o.	Czech Republic
JNJ Holding EMEA B.V.	Netherlands
JNJ Irish Investments ULC	Canada
Johnson & Johnson - Societa' Per Azioni	Italy
Johnson & Johnson (Angola), Limitada	Angola

Name of Subsidiary	Jurisdiction
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (Egypt) S.A.E.	Egypt
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson (Jamaica) Limited	Jamaica
Johnson & Johnson (Kenya) Limited	Kenya
Johnson & Johnson (Mozambique), Limitada	Mozambique
Johnson & Johnson (Namibia) (Proprietary) Limited	Namibia
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson (Private) Limited	Zimbabwe
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson (Trinidad) Limited	Trinidad and Tobago
Johnson & Johnson (Vietnam) Co., Ltd	Vietnam
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Belgium Finance Company BV	Belgium
Johnson & Johnson Bulgaria EOOD	Bulgaria
Johnson & Johnson China Ltd.	China
Johnson & Johnson Consumer (Hong Kong) Limited	Hong Kong
Johnson & Johnson Consumer (Thailand) Limited	Thailand
Johnson & Johnson Consumer B.V.	Netherlands
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer NV	Belgium
Johnson & Johnson Consumer Saudi Arabia Limited	Saudi Arabia
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson d.o.o.	Slovenia
Johnson & Johnson de Argentina S.A.C. e. I.	Argentina
Johnson & Johnson de Chile Limitada	Chile
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Costa Rica, S.A.	Costa Rica
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Uruguay S.A.	Uruguay
Johnson & Johnson de Venezuela, S.A.	Venezuela, Bolivarian Republic of
Johnson & Johnson del Ecuador, S.A.	Ecuador
Johnson & Johnson Del Paraguay, S.A.	Paraguay
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson Dominicana, S.A.S.	Dominican Republic
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson for Export and Import LLC	Egypt
Johnson & Johnson Foundation Scotland (NON-PROFIT)	United Kingdom
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Guatemala, S.A.	Guatemala
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece
Johnson & Johnson Hellas Consumer Products Commercial Societe Anonyme	Greece
Johnson & Johnson Hemisferica S.A.	Puerto Rico
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson Holdings K.K.	Japan
Johnson & Johnson Inc.	Canada

Name of Subsidiary	Jurisdiction
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson Innovation Limited	United Kingdom
Johnson & Johnson International (Singapore) Pte. Ltd.	Singapore
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Kft.	Hungary
Johnson & Johnson Korea Ltd.	Korea, Republic of
Johnson & Johnson Korea Selling & Distribution LLC	Korea, Republic of
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical (Proprietary) Ltd	South Africa
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Ltd.	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical SAS	France
Johnson & Johnson Medical Saudi Arabia Limited	Saudi Arabia
Johnson & Johnson Medical Servicios Profesionales S. de R.L. de C.V.	Mexico
Johnson & Johnson Medical Taiwan Ltd.	Taiwan
Johnson & Johnson Medical, S.C.S.	Venezuela, Bolivarian Republic of
Johnson & Johnson Medikal Sanayi ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson Morocco Societe Anonyme	Morocco
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty Limited	Australia
Johnson & Johnson Pakistan (Private) Limited	Pakistan
Johnson & Johnson Panama, S.A.	Panama
Johnson & Johnson Personal Care (Chile) S.A.	Chile
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Private Limited	India
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson Research Pty Ltd	Australia
Johnson & Johnson Romania S.R.L.	Romania
Johnson & Johnson S.E. d.o.o.	Croatia
Johnson & Johnson Sante Beaute France	France
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson Servicios Corporativos, S. de R.L. de C.V.	Mexico
Johnson & Johnson Surgical Vision India Private Limited	India
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson UK Treasury Company Limited	United Kingdom
Johnson & Johnson Ukraine LLC	Ukraine

Name of Subsidiary	Jurisdiction
Johnson & Johnson Vision Care (Shanghai) Ltd.	China
Johnson & Johnson Vision Care Ireland Unlimited Company	Ireland
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Johnson and Johnson (Proprietary) Limited	South Africa
Johnson and Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
La Concha Land Investment Corporation	Philippines
Latam International Investment Company Unlimited Company	Ireland
Lifescan	France
McNeil AB	Sweden
McNeil Denmark ApS	Denmark
McNeil Healthcare (Ireland) Limited	Ireland
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Iberica S.L.U.	Spain
McNeil Panama, LLC	Panama
McNeil Products Limited	United Kingdom
McNeil Sweden AB	Sweden
MDS Co. Ltd.	Japan
Medical Industrial do Brasil Ltda.	Brazil
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Menlo Care De Mexico, S.A. de C.V.	Mexico
Mentor B.V.	Netherlands
Mentor Deutschland GmbH	Germany
Mentor Medical Systems B.V.	Netherlands
Momenta Ireland Limited	Ireland
NeoStrata UG (haftungsbeschränkt)	Germany
Neuravi Limited	Ireland
Obtech Medical Mexico, S.A. de C.V.	Mexico
OBTECH Medical Sarl	Switzerland
OGX Beauty AU Pty Ltd	Australia
OGX Beauty Limited	United Kingdom
OMJ Holding GmbH	Switzerland
OMJ Ireland Unlimited Company	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
Omrix Biopharmaceuticals NV	Belgium
Orthotaxy	France
Penta Pty. Limited	Australia
Perouse Plastie	France
Pharmadirect Ltd.	Canada
Pharmedica Laboratories (Proprietary) Limited	South Africa
PMC Holdings G.K.	Japan
Productos de Cuidado Personal y de La Salud de Bolivia S.R.L.	Bolivia
Proleader S.A.	Uruguay
PT Integrated Healthcare Indonesia	Indonesia
PT. Johnson & Johnson Indonesia	Indonesia
RespiVert Ltd.	United Kingdom
RoC International	Luxembourg
Sedona Enterprise Co., Ltd.	Japan
Sedona Singapore International Pte. Ltd.	Singapore
Sedona Thai International Co., Ltd.	Thailand
Serhum S.A. de C.V.	Mexico

Name of Subsidiary	Jurisdiction
Shanghai Elsker For Mother & Baby Co., Ltd	China
Shanghai Johnson & Johnson Ltd.	China
Shanghai Johnson & Johnson Pharmaceuticals Ltd.	China
Sodiac ESV	Belgium
Spectrum Vision Limited Liability Company	Russian Federation
Spectrum Vision Limited Liability Company	Ukraine
Spectrum Vision Limited Liability Partnership	Kazakhstan
Spine Solutions GmbH	Germany
Surgical Process Institute Deutschland GmbH	Germany
Synthes Costa Rica S.C.R., Limitada	Costa Rica
SYNTHES GmbH	Germany
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
Synthes Holding Limited	United Arab Emirates
SYNTHES Medical Immobilien GmbH	Germany
Synthes Medical Surgical Equipment & Instruments Trading LLC	United Arab Emirates
Synthes Produktions GmbH	Switzerland
Synthes Proprietary Limited	South Africa
Synthes S.M.P., S. de R.L. de C.V.	Mexico
Synthes Tuttlingen GmbH	Germany
UAB "Johnson & Johnson"	Lithuania
Vania Expansion	France
Vision Care Finance Unlimited Company	Ireland
Xian Janssen Pharmaceutical Ltd.	China
XO1 Limited	United Kingdom